UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary information statement.
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).
☐	Definitive information statement.

STANDARD PARKING CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

STANDARD PARKING CORPORATION

900 North Michigan Avenue, Suite 1600

Chicago, Illinois 60611

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO ALL STOCKHOLDERS:

                                                This Information Statement is first being mailed on or about December 17, 2007 to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”), of Standard Parking Corporation, a Delaware corporation (the “Company”), as of the close of business on December 4, 2007 (the “Record Date”).  This Information Statements relates to certain actions taken by the written consent of the holders of a majority of our outstanding Common Stock dated December 4, 2007 (the “Consent”).

                                                The Consent authorized, effective following the twentieth day after the mailing of this Information Statement to our stockholders, the following:

      •      An amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 12,100,0000 to 21,300,000 (the “Amendment”).

                                                The primary purpose of the Amendment is to provide a sufficient number of shares of Common Stock to effect a 2-for-1 stock split in the form of a stock dividend approved by the Board of Directors on December 4, 2007, pursuant to which each stockholder of record on December 4, 2007 would be entitled to receive one additional share of Common Stock for each share of Common Stock held on January 8, 2008.

                                                The Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our Amended and Restated By-Laws (the “By-Laws”) to approve the Amendment.  Accordingly, the Amendment shall not be submitted to our other stockholders for a vote.

                                                The Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.  This Information Statement also constitutes notice under Section 228 of the DGCL of the action taken in connection with the Consent.

                                                Only one Information Statement is being delivered to two or more security holders who share an address, unless we have received contrary instruction from one or more of the security holders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information

Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 900 N. Michigan Ave., Suite 1600, Chicago, Illinois 60611 Attn: Robert Sacks.

                                                THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date:  December    , 2007

Sincerely,

/s/ James A. Wilhelm
Standard Parking Corporation
Chief Executive Officer

INFORMATION STATEMENT

INTRODUCTION

                                                This Information Statement is being mailed or otherwise furnished to our stockholders in connection with the prior receipt by our Board of Directors (the “Board”) of approval of the Amendment by written Consent of the holders of a majority of our Common Stock.

                                                The Board believes it is in best interests of the Company to adopt the Amendment to enable the Company to effect a 2-for-1 stock split in the form of a stock dividend and to improve our overall trading liquidity by making our shares more accessible to institutions and individual stockholders.

                                                This Information Statement is being first furnished to stockholders on or about December 17, 2007.  The Amendment shall be effective upon the filing of the Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which will occur after the twentieth day from the mailing of the Information Statement.

Costs of Mailing

                                                Standard Parking will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

Meeting Not Required

                                                The Amendment was approved by the Consent.  No further vote is required to approve the Amendment.

Furnishing Information

                                                This Information Statement is being furnished to all holders of our Common Stock.  Our filings may be viewed on the Securities and Exchange Commission website at www.sec.gov in the EDGAR Archives and are incorporated herein by reference.  We are presently current in the filing of all required reports.

Dissenters Rights of Appraisal

                                                Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Amendment and proposed 2-for-1 stock split, and we will not independently provide stockholders with any such right.

Proposals by Security Holders

                                                No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

Voting Securities and Principal Holders Thereof

                                                The Amendment requires the approval of a majority of the outstanding shares of

Common Stock.  Each holder of Common Stock is entitled to one (1) vote for each share held.  The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on the Record Date.  As of the Record Date, we had 9,243,289 shares of Common Stock issued and outstanding.  We do not currently have any shares of Preferred Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management

                                                The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 6, 2007, by:

      •      each of the executive officers named in the “Summary Compensation Table” above;

      •      each of our directors and nominees for director; and

      •      all current directors and executive officers as a group.

                                                Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of December 6, 2007, are deemed issued and outstanding. These shares, however, are not deemed outstanding for purposes of computing percentage ownership of each other stockholder.

                                                Except as indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. This table also includes shares owned by a spouse as community property.

                                                Percentage beneficially owned is based on 9,243,289 shares of Common Stock outstanding on December 6, 2007, and is calculated in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the address of each of the individuals named below is: c/o Standard Parking Corporation, 900 North Michigan Avenue, Suite 1600, Chicago, Illinois 60611.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares Beneficially Owned		Shares Issuable Pursuant to Options Exercisable Within 60 days of December 6, 2007		Percent Beneficially Owned (%)
John V. Holten (1)	4,682,240		—		50.7
James A. Wilhelm	4,253	(2)	75,544.7		*
Michael K. Wolf	1,531	(3)	22,151.7		*
Steven A. Warshauer	5,150	(3)	24,141.7		*
G. Marc Baumann	2,781	(3)	22,151.7		*
Gunnar E. Klintberg	7,060		3,824.0		*
Charles L. Biggs	4,761		7,976.0		*
Karen M. Garrison	8,761		7,976.0		*
Leif F. Onarheim	3,761		7,976.0		*
A. Petter Østberg	2,050	(4)	142,738.2	(5)	1.5
Robert S. Roath	19,761		7,976.0		*
All directors and executive officers as a group (15 persons)	4,745,438	(6)	381,194.3		53.3

*                    Less than 1% of the outstanding shares of Common Stock.

(1)             Mr. Holten and The JVH Descendants’ 2007 Trust, a Connecticut trust for the benefit of Mr. Holten’s descendants (the “2007 Trust”), of which Mr. Holten is the sole trustee, are the owners of Vinland Industries LLC, a Delaware limited liability company (“VIL”), which is the owner of 100% of the membership units of Steamboat Industries LLC, a New York limited liability company (“SIL”) that is the owner of 100% of the common stock of Steamboat Industries N.V., a Netherlands Antilles company (“SINV”).  Mr. Holten is the sole trustee of The JVH Descendants’ 2001 Trust, a Connecticut trust for the benefit of his descendants (the “2001 Trust”). The 2001 Trust is the owner of 100% of the common stock of Steamboat Holdings, Inc., a Delaware corporation (“SHI”), which is the owner of 100% of the common stock of AP Holdings, Inc., a Delaware corporation (“APH”). Includes 782,213.7 shares of Common Stock beneficially owned by SIL (and not held by SINV), 3,900,000 shares of Common Stock directly owned by SINV and 26.3 shares of Common Stock held by APH.  Mr. Holten disclaims beneficial ownership of the shares held by SIL, SINV and APH. Includes 150,000 shares of Common Stock subject to pre-paid variable share forward contracts with an unaffiliated securities brokerage firm over which SIL retains voting power until June 23, 2008, December 23, 2008 and June 23, 2009, the respective settlement dates of such contracts. John V. Holten, individually and in his capacity as sole trustee of the 2007 Trust, sole manager of each of SIL and VIL, and sole managing director of SINV, and in his capacity as sole trustee of the 2001 Trust, chairman and chief executive officer of SHI and chairman and chief executive officer of APH, has sole voting power over all the shares of Common Stock owned by SIL, SINV and APH. Substantially all of the Common Stock owned by SIL and SINV (including voting power with respect to the 150,000 shares subject to pre-paid variable share forward contracts ) and 65% of the common stock of SINV owned by SIL (collectively, the “Pledged Securities”) are subject to pledges to other persons as security. In the event that some or all of such Pledged Securities are foreclosed upon following default of the obligations secured thereby, Mr. Holten may no longer control a majority of the voting power of the Company. The address of the 2007 Trust, VIL, SIL, SINV, the 2001 Trust, SHI and APH and the business address of Mr. Holten is 545 Steamboat Road, Greenwich, Connecticut 06830.

(2)             Includes 1,953 shares of restricted stock.

(3)             Includes 781 shares of restricted stock.

(4)             Includes 350 shares held by Mr. Østberg’s wife. Mr. Østberg disclaims beneficial ownership of the shares held by his wife.

(5)             Comprised of options to purchase 89,766.8 shares of Common Stock held by Mr. Østberg and options to purchase 52,971.4 shares of Common Stock that are owned by the Østberg Family Trust. Mr. Østberg disclaims beneficial ownership of the shares held by this trust.

(6)             Includes 7,420 shares of restricted stock issued to the executive officers as a group.

Beneficial Ownership of More than Five Percent of Common Stock

                                                The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 6, 2007, by each person (or group of affiliated persons) who is known by us to own beneficially 5% or more of our Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent Beneficially Owned
John V. Holten and The JVH Descendants’ 2007 Trust	4,682,240	(1)	50.7%
545 Steamboat Road
Greenwich, CT 06830

Pequot Capital Management Inc.	572,800	(2)	6.2%
500 Nyala Farm Road
Westport, CT 06880

(1)          Mr. Holten and The JVH Descendants’ 2007 Trust, a Connecticut trust for the benefit of Mr. Holten’s descendants (the “2007 Trust”), of which Mr. Holten is the sole trustee, are the owners of Vinland Industries LLC, a Delaware limited liability company (“VIL”), which is the owner of 100% of the membership units of Steamboat Industries LLC, a New York limited liability company (“SIL”) that is the owner of 100% of the common stock of Steamboat Industries N.V., a Netherlands Antilles company (“SINV”).  Mr. Holten is the sole trustee of The JVH Descendants’ 2001 Trust, a Connecticut trust for the benefit of his descendants (the “2001 Trust”). The 2001 Trust is the owner of 100% of the common stock of Steamboat Holdings, Inc., a Delaware corporation (“SHI”), which is the owner of 100% of the common stock of AP Holdings, Inc., a Delaware corporation (“APH”). Includes 782,213.7 shares of Common Stock beneficially owned by SIL (and not held by SINV), 3,900,000 shares of Common Stock directly owned by SINV and 26.3 shares of Common Stock held by APH.  Mr. Holten disclaims beneficial ownership of the shares held by SIL, SINV and APH. Includes 150,000 shares of Common Stock subject to pre-paid variable share forward contracts with an unaffiliated securities brokerage firm over which SIL retains voting power until June 23, 2008, December 23, 2008 and June 23, 2009, the respective settlement dates of such contracts. John V. Holten, individually and in his capacity as sole trustee of the 2007 Trust, sole manager of each of SIL and VIL, and sole managing director of SINV, and in his capacity as sole trustee of the 2001 Trust, chairman and chief executive officer of SHI and chairman and chief executive officer of APH, has sole voting power over all the shares of Common Stock owned by SIL, SINV and APH. Substantially all of the Common Stock owned by SIL and SINV (including voting power with respect to the 150,000 shares subject to pre-paid variable share forward contracts ) and 65% of the common stock of SINV owned by SIL (collectively, the “Pledged Securities”) are subject to pledges to other persons as security. In the event that some or all of such Pledged Securities are foreclosed upon following default of the obligations secured thereby, Mr. Holten may no longer control a majority of the voting power of the Company. The address of the 2007 Trust, VIL, SIL, SINV, the 2001 Trust, SHI and APH and the business address of Mr. Holten is 545 Steamboat Road, Greenwich, Connecticut 06830.

(2)          Based solely on information obtained from a Schedule 13G filed by Pequot Capital Management Inc. with the SEC on or about February 14, 2007. The foregoing has been included solely in reliance upon, and without independent investigation of, the disclosures contained in Pequot’s Schedule 13G.

Change In Control

                                                Substantially all of the Common Stock owned by SIL and SINV (including voting power with respect to the 150,000 shares subject to pre-paid variable share forward contracts) and 65% of the Common Stock of SINV owned by SIL (collectively, the “Pledged Securities”) are subject to pledges to other persons, including one pledge of 4,681,556.7 shares of Common Stock owned by SIL and SINV to a financial institution.  In the event that some or all of such Pledged Securities are foreclosed upon following default of the obligations secured thereby, Mr. Holten may no longer control a majority of the voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE TO STOCKHOLDERS OF ACTION

APPROVED BY CONSENTING STOCKHOLDERS

                                                The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

APPROVAL TO AMEND CERTIFICATE OF INCORPORATION

Introduction

                                                Our Certificate of Incorporation currently authorizes the issuance of 12,100,000 shares of Common Stock, and 10 shares of Series D Preferred Stock, par value $0.01 per share (“Preferred Stock”).  As of the Record Date, 9,243,289 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding.  In addition, as of the Record Date, we had 404,556 shares of Common Stock subject to outstanding stock options and 360,145 shares of Common Stock reserved for issuance pursuant to future grants under our employee stock plans.  Therefore, our total Common Stock share requirement as of the Record Date was approximately 10,007,990 shares (the “Share Requirement”).

Description of the Amendment

                                                On December 4, 2007, our Board of Directors unanimously approved the Amendment to Article Fourth of the Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Certificate of Incorporation by 9,200,000 shares to a total of 21,300,000 shares.  Nothing in the Amendment would change the number of authorized shares of our Preferred Stock. The full text of the Amendment is set out in Appendix A to this information statement.

                                                The consenting stockholders have approved the Amendment.  The Amendment will become effective upon its filing with the Secretary of State of the State of Delaware.  The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval.  The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.

Purposes of the Amendment

                                                The primary purpose of the Amendment is to provide a sufficient number of shares of Common Stock to effect the 2-for-1 stock split in the form of a stock dividend approved by the Board of Directors on December 4, 2007, pursuant to which each stockholder of record on January 8, 2008 would be entitled to receive one additional share of Common Stock for each share of Common Stock held on January 8, 2008.

                                                Currently, our Certificate of Incorporation authorizes 12,100,000 shares of Common Stock and our Share Requirement is 10,007,990.  Accordingly, we do not have an adequate number of authorized shares of Common Stock to enable the completion of the 2-for-1 stock split.  The Board of Directors therefore approved the Amendment, subject to stockholder approval, to increase the number of shares authorized under our Certificate of Incorporation from 12,100,000 to 21,300,000.  In addition, the Board believes that the stock split may improve our overall trading liquidity by making our shares more accessible to institutions and individual stockholders.

                                                Upon the effective date of the Amendment, we will have approximately 1,284,020 shares of Common Stock authorized and available for future issuance after the 2-for-1 stock split.  Other than as permitted or required under our existing employee stock plans and outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purposes.

                                                The Board of Directors believes that the increase in the number of authorized shares of Common Stock will make a sufficient number of shares available, should we decide to use our shares for one or more of such previously mentioned purposes or otherwise.  We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

Other Potential Effects of the Amendment

                                                Upon filing the Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of our stockholders, except as provided under the DGCL or under NASDAQ rules (or any national securities exchange on which shares of our Common Stock are then listed or traded).  Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of Common Stock.  In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

                                                In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors.  For example, the existence of authorized but unissued shares of Common Stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.  Assuming the 2-for-1 stock split is completed, our authorized but unissued shares will be only 6% more than our outstanding Common Stock after giving effect to the Share Requirement.  As a result, our Board of Directors would need the consent of our controlling stockholder, Steamboat Industries LLC, in order to issue additional Common Stock in connection with corporate actions that may be beneficial to our business or to our stockholders, such as increasing the number of shares authorized under our Long-Term Incentive Plan for the retention of management, acquisitions for stock and mergers.

Additional Anti-Takeover Considerations

                                                There are other provisions currently in our Certificate of Incorporation, By-Laws, and the DGCL that could have an anti-takeover effect.  A summary of these provisions is set forth below.  These provisions, as well as the authority of the Board of Directors to issue additional shares of Common Stock could be used by the Board of Directors in a manner calculated to prevent the removal of management and make more difficult or discourage a change in control of the Company.

Certificate of Incorporation and By-Laws Provisions

                                                Our Certificate of Incorporation and By-Laws may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by stockholders.

                                                Special Meeting of Stockholders.  Our Certificate of Incorporation and By-Laws provide that special meetings of our stockholders may be called only by (i) the chairperson of the Board of Directors, or (ii) the Board of Directors acting pursuant to a resolution adopted by a majority of the members of the Board.

                                                Special Meeting of the Board.  Special meetings of the Board may only be called by (i) the chairperson of the Board, or (ii) the majority of the members of the Board.

                                                Number of Directors Fixed by Board.  The size of the Board of Directors may be increased or decreased only by the affirmative vote of a majority of the directors. The Certificate of Incorporation limits the maximum number of directors to nine.

                                                Advance Notice Requirements for Nominations of Directors.  Our By-Laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for an election of directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder’s notice must be delivered to our secretary at our principal place of business no later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the anniversary date of the preceding year’s annual meeting of stockholders. In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board, a stockholder seeking to nominate candidates for an election of directors at such special meeting, must provide timely notice in writing. To be timely, a stockholder’s notice must be delivered to our secretary at our principal place of business no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In addition, our By-Laws also specify requirements as to form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for Common Stock at an annual or special meeting of stockholders.

                                                The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or By-Laws, as the case may be, requires a greater percentage.  Steamboat Industries LLC and its subsidiary, as the owner of approximately 50.7% of our outstanding Common Stock, will, on its own, be able to cause us to amend our Certificate of Incorporation and By-Laws.

Effect of Delaware Anti-Takeover Statute

                                                We are subject to Section 203 of the DGCL. In general, Section 203 prohibits a Delaware corporation from engaging in any business combination with any interested stockholder (an entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and its affiliates) for a period of three years following the date that a stockholder becomes an interested stockholder unless, among others, the transaction is approved by the corporation’s Board of Directors and in certain cases, by its stockholders.

Risk Factors

                                                Our parent company, Steamboat Industries LLC, and its wholly owned subsidiary, Steamboat Industries, N.V., both of which are controlled by our chairman, control our major corporate decisions, and the offer or sale of a substantial amount of our Common Stock by our controlling shareholder could have an adverse impact on the market price of our Common Stock.

                                                Our parent company, Steamboat Industries LLC, and its wholly owned subsidiary, Steamboat Industries N.V., both of which are controlled by our chairman, John V. Holten, own 50.7% of our outstanding Common Stock as of December 6, 2007.  This ownership percentage will not change as a result of the Amendment and the proposed 2-for-1 stock split.  As a result, Steamboat Industries LLC and its subsidiary are able, and will continue after the Amendment is filed and the stock split is implemented, to control us, the election and removal of the directors on our Board of Directors, and our management and policies.  Steamboat Industries LLC and its subsidiary also control, and will continue to control, all matters regarding stockholder approval, including the amendment of certain provisions of our Certificate of Incorporation and By-Laws and the approval of fundamental corporate transactions.

                                                Steamboat Industries LLC and its subsidiary also have the ability to pledge shares of our Common Stock as security for their debt obligations.  In the event that some or all of such pledged shares are foreclosed upon following default of such debt obligations, Mr. Holten may no longer control a majority of the voting power of the Company.

                                                As of December 6, 2007, we have 12,100,000 shares of Common Stock authorized, of which only 2,092,010 shares remain unissued after giving effect to our Share Requirement.  After the Amendment is filed and the proposed stock split is implemented, only 1,284,020 shares will remain unissued after giving effect to our post-split share requirement.  As a result, we require, and expect to require, the consent of Steamboat Industries LLC and its subsidiary in order to authorize and issue additional Common Stock in connection with corporate actions that may be beneficial to our business or to our stockholders, such as increasing the number of shares authorized under our Long-Term Incentive Plan for the retention of management, or in order to pursue acquisitions and mergers in exchange for stock.  The ability of our parent company to control our major corporate decisions may harm the market price for our Common Stock by delaying, deferring or preventing a business combination involving our company, causing us to enter into transactions that are not in the best interests of all stockholders or discouraging third-party investors.

                                                Steamboat Industries LLC and its subsidiary are permitted to sell, dispose of or otherwise enter into other transactions involving significant amounts of our Common Stock under Rule 144 and other exemptions from registration under the federal securities laws.  Steamboat Industries LLC also has transferable registration rights with respect to such Common Stock. The offer, sale, disposition or other such transactions involving substantial amounts of our Common Stock by these or other significant shareholders, particularly if such offers, sales, dispositions or transactions occur simultaneously or relatively close in time, could have a significant negative impact on our stock price.

REQUIRED VOTES

                                                Pursuant to our By-Laws and the DGCL, a vote by the holders of at least a majority of Standard Parking’s outstanding capital stock is required to effect the action described herein.  The consenting stockholders are the record and beneficial owner of shares, which represents approximately 50.7% of the issued and outstanding shares of our Common Stock.  The consenting stockholders, by written consent, consented to action in favor of the actions described herein in a joint written consent, dated December 4, 2007.  No consideration was paid for the consent.  The consenting stockholders’ names and affiliations with Standard Parking, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage

Steamboat Industries N.V.	John V. Holten, the Company’s Chairman, director and controlling stockholder	3,900,000	42.2%
Steamboat Industries LLC	John V. Holten, the Company’s Chairman, director and controlling stockholder	782,213.7	8.5%
AP Holdings, Inc.	John V. Holten, the Company’s Chairman, director and controlling stockholder	26.3	*
Total		4,682,240	50.7%

* less than 1%.

ADDITIONAL AND AVAILABLE INFORMATION

                                                We are subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

                                                Standard Parking will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

                                                The following documents as filed by us with the Commission are incorporated by reference herein:

•              Quarterly Report on Form 10-Q for the quarter ended September 30, 2007

•              Quarterly Report on Form 10-Q for the quarter ended June 30, 2007

•              Quarterly Report on Form 10-Q for the quarter ended March 31, 2007

•              Annual Report on Form 10-K for the quarter ended December 31, 2006

                                                All documents filed by Standard Parking pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

                                                All inquiries regarding Standard Parking should be addressed to Robert Sacks, Executive Vice President and General Counsel, at Standard Parking’s principal executive offices, at:  Standard Parking Corporation, 900 North Michigan Avenue, Suite 1600, Chicago, Illinois 60611, telephone (312) 274-2030.

*   *   *   *   *

                                                This action has been approved by the Board of Directors and by the written consent of holders of a majority of our outstanding Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS,
John V. Holten
Chairman of the Board of Directors

Chicago, Illinois

December 17, 2007

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

STANDARD PARKING CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

                                                Standard Parking Corporation, a Delaware corporation, does hereby certify as follows:

                                                1.             The name of the corporation (hereinafter called the “Corporation”) is Standard Parking Corporation.  The date of the filing of the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware was June 2, 2004.

                                                2.             The Certificate of Incorporation is hereby amended by striking out Article IV, Section 4.01 thereof and by substituting in lieu of Article IV, Section 4.01, the following Article IV Section 4.01

                                                                “Section 4.01.  Authorized Capital Stock.  The total number of shares of stock that the Corporation shall have authority to issue is 21,300,010, of which (i) 21,300,000 shares shall be shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (ii) 10 shares shall be shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.  Except as otherwise expressly provided herein, the number of authorized shares of any class or classes of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote generally in the election of directors (“Voting Stock”) irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted.”

                                                3.             The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                                                IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer this          day of January, 2008.

STANDARD PARKING CORPORATION

By:	/s/
Name:
Title: